OTHER EXPENSE, NET	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
OTHER EXPENSE, NET	OTHER EXPENSE, NET
Other expense, net for the years 2021, 2020 and 2019 consists of:

(in millions)	2021	2020	2019
Litigation and other matters	$356	$422	$1,401
Acquired in-process research and development costs	8	32	41
Net gain on sales of assets	(2)	(1)	(31)
Acquisition-related contingent consideration	11	48	20
Other, net	—	1	(5)
Other expense, net	$373	$502	$1,426
In 2021, Litigation and other matters of $356 million includes adjustments related to the Glumetza Antitrust Litigation, partially offset by insurance recoveries related to certain litigation matters. In 2020, Litigation and other matters of $422 million includes net charges related to the U.S. Securities Litigation, the SEC Investigation and the Canadian Securities Litigation and related opt-outs. In 2020, Litigation and other matters also includes an insurance recovery related to a certain litigation matter. In 2019, Litigation and other matters of $1,401 million includes the settlement of a legacy U.S. securities class action matter. Certain of these matters and other significant matters are discussed in further detail in Note 20, “LEGAL PROCEEDINGS”.
In 2020 and 2019, Acquired in-process research and development costs of $32 million and $41 million, primarily consist of costs associated with the upfront payments to enter into certain exclusive licensing agreements.
In 2019, Net gain on sales of assets includes $20 million related to the achievement of a milestone related to a certain product.